   AMENDMENT dated as of July 1, 1994 (this "Amendment") between LADD Furniture, Inc., a North Carolina corporation (the "Company"), the Guarantors (as such term is defined below) party hereto, the Banks (as such term is defined below) party hereto and The Chase Manhattan Bank (National Association), as agent for the Banks (together with its successors in such capacity, the "Agent").

   The Company, as borrower, Pennsylvania House, Inc., Brown Jordan Company, Clayton-Marcus Company, Inc., LADD Contract Sales Corporation, Fournier Furniture, Inc., Barclay Furniture Co., American Furniture Company, Incorporated, Pilliod Furniture, Inc. and Lea Industries, Inc., as guarantors (collectively, the "Guarantors" and, together with the Company, the "Obligors"), certain banks (the "Banks") and the Agent are party to a Credit Agreement dated as of January 15, 1993 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Credit Agreement").

   The Obligors have requested that the Banks agree, and the Banks party hereto are willing, to modify the covenant set forth in Section 8.12 of the Credit Agreement relating to the ratio of current assets of the Company and its Consolidated Subsidiaries to current liabilities of the Company and its Consolidated Subsidiaries, all on the terms and conditions of this Amendment.

   Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

   Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

  Section 2. Amendment. Subject to the execution of this Amendment by each of the Obligors and the Majority Banks, but with effect on and after the date hereof, the Credit Agreement shall be amended as follows:

   The first sentence of Section 8.12 of the Credit Agreement shall be amended by replacing "2 to 1" with "1.5 to 1".

   Section 3. Representations and Warranties. Each Obligor represents and warrants to the Banks and the Agent that (a) this Amendment has been duly and validly executed and delivered by such Obligor and constitutes such Obligor's legal, valid and binding obligation, enforceable against such Obligor in accordance with its terms and (b) after giving effect to this Amendment, (i) no Default shall have occurred and be continuing and (ii)

                                 Amendment

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                                 -2-

the representations and warranties made by such Obligor in Section 7 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). It shall be an Event of Default for all purposes of the Credit Agreement, as amended hereby, if any representation, warranty or certification made by an Obligor in this Amendment, or in any certificate or other writing furnished to any Bank or the Agent pursuant to this Amendment, shall prove to have been false or misleading as of the time made or furnished in any material respect.

       Section 4. Documents Otherwise Unchanged. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement and words of similar import in the Credit Agreement, as amended hereby, and the Notes shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

      Section 5. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

     Section 6. Expenses. Without limiting its obligations under Section 12.03 of the Credit Agreement, the Company agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Agent and the Banks (including the fees and disbursements of Vedder, Price, Kaufman, Kammholz & Day, special New York counsel to the Agent, not to exceed, in the case of fees, an amount separately agreed) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

                         Amendment


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                               - 3 -

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                            LADD FURNITURE, INC.

                            By
                               Senior Vice President and
                               Chief Financial Officer

                            THE GUARANTORS:

                            PENNSYLVANIA HOUSE, INC.
                            BROWN JORDAN COMPANY
                            CLAYTON-MARCUS COMPANY, INC.
                            LADD CONTRACT SALES CORPORATION
                            FOURNIER FURNITURE, INC.
                            BARCLAY FURNITURE CO.
                            AMERICAN FURNITURE COMPANY,
                               INCORPORATED
                            PILLIOD FURNITURE, INC.
                            LEA INDUSTRIES, INC.

                            By
                               Vice President

                            Amendment

                            THE BANKS:

                            THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION)

                            By
                              Title:

                            CHEMICAL BANK

                            By
                              Title:

                            CIBC, INC.

                            By
                              Title:


                            NATIONSBANK OF NORTH CAROLINA, N.A.

                            By
                              Title:

                            THE BANK OF NEW YORK

                            By
                              Title:

                            Amendment

                            CREDITANSTALT-BANKVEREIN

                            By
                              Title:

                            By
                              Title:

                            WACHOVIA BANK OF NORTH
                            CAROLINA, N.A.

                            By
                              Title:

                            THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION),
                            as Agent

                            By
                              Title:

                            Amendment